UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                       Date of Report: September 8, 2000

                             Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

         Colorado                    0-24768                 84-1123311
----------------------------     ----------------       -------------------
(State of other jurisdiction     (Commission File         (IRS Employer
       incorporation)                 Number)           Identification No.)

    7100 E. Belleview Avenue, Englewood, CO             80111
    ---------------------------------------           ---------
    (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

                                      None
         -------------------------------------------------------------
         (Former name or former address, if changes since last report)

Item 5. Other Events.     Press release dated September 8, 2000, announcing
Medix Resources to present at annual growth stock conference.

Exhibits

Exhibit 99.1 - Press release dated September 8, 2000, announcing Medix Resources to present at annual growth stock conference.

                                   SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDIX RESOURCES, INC.

Date:  September 11, 2000                       By:  /s/ Patricia A. Minicucci
                                                     -------------------------
                                                     Patricia A. Minicucci
                                                     Executive Vice President

KCSA
PUBLIC RELATIONS
WORLDWIDE                                                                   NEWS
--------------------------------------------------------------------------------
Public & Investor Relations, Corporate & Marketing Communications


FOR:                  MEDIX RESOURCES, INC.

CONTACT:              John R. Prufeta, President and CEO
                      (212) 697-2509

                      (212) 681-9817 (fax)
                      jprufeta@cymedix.com
                      --------------------

KCSA                  Sarah Shepard / Elena Bonaiuto
CONTACTS:             (212) 896-1236 / (212) 896-1233
                      (212) 697-0910 (fax)
                      sshepard@kcsa.com / ebonaiuto@kcsa.com
                      -----------------   ------------------
                      www.kcsa.com
                      ------------
                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------

            MEDIX RESOURCES TO PRESENT AT FIRST SECURITY VAN KASPER'S
                 "CLASS OF 2000" ANNUAL GROWTH STOCK CONFERENCE

NEW YORK, September 8, 2000 - Medix Resources, Inc. (AMEX: MXR) today announced that it will be presenting at First Security Van Kasper's "Class of 2000" annual growth stock conference. The conference, to be held at the Ritz Carlton Hotel in San Francisco, will run from Monday, September 11, through Wednesday, September 13, 2000.

         John R. Prufeta, President and Chief Executive Officer of Medix Resources, will be presenting on Monday, September 11, 2000 at 10:30 a.m.

         "This is an attractive forum for Medix Resources to present and have the opportunity to meet with potentially over 600 portfolio managers and analysts from throughout the United States. We have embarked on a proactive investor relations campaign, and this is an important venue to reach out to a broad audience of investors," commented Mr. Prufeta.

                                     (more)

800 Second Avenue               Tel 212 682 6300              E-mail pr@kcsa.com
New York, NY 10017              Fax 212 697 0910              www.kcsa.com

MEDIX/2

About Medix Resources, Inc.

         Medix Resources, Inc. through its wholly owned subsidiary Cymedix Lynx Corporation is the developer and provider of the Cymedix.com(R) suite of fully-secure, patented Internet based software products, that allow instantaneous communication of high value added healthcare information among doctor offices, hospitals, health management organizations and insurance companies. Additional information about Medix Resources and its products and services can be found by visiting its Web sites, www.medixresources.com and www.cymedix.com, or by calling (800) 326-8773.

                                      # # #
Information in this press release contains forward-looking statements that involve risks and uncertainties that might adversely affect the Company's operating results in the future to a material degree. Such risks and uncertainties include, without limitation, the ability of the Company to raise capital to finance the development of its software products, the effectiveness and the marketability of those products, the ability of the Company to protect its proprietary information, and the establishment of an efficient corporate operating structure as the Company grows. These and other risks and uncertainties are presented in detail in the Company's Form 10-KSB for 1999,and its Form 10-QSB for the second quarter of 2000, which were filed with the Securities and Exchange Commission on March 30, 2000, and August 10, 2000, respectively. This information is available from the SEC or the Company.

           This press release and prior releases are available on the
            KCSA Public Relations Worldwide Website at www.kcsa.com.
                                                       ------------